Exhibit 10.10

CONFIDENTIAL TREATMENT REQUESTED

Redacted portions are indicated by [****]

Redacted portions filed separately

with Confidential Treatment Application.

FIRST AMENDMENT TO

STOCK PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (this “Amendment”) is effective as of April 13, 2012 and amends that certain Stock Purchase Agreement, dated as of February 4, 2010 (the “Agreement”), by and among BioMarin Pharmaceutical Inc., a Delaware corporation (the “Buyer”), LEAD Therapeutics, Inc., a Delaware corporation (the “Company”), the parties listed on Schedule A to the Agreement (each a “Seller” and collectively the “Sellers”) and Arthur Pappas, acting in his capacity as Equityholder Representative in connection with the transactions contemplated by the Agreement (the “Equityholder Representative”). (Hereafter, Buyer, the Company, each Seller and the Equityholder Representative shall sometimes be referred to as the “Parties”).

RECITALS

A. WHEREAS, pursuant to the Agreement, the Sellers sold, assigned, transferred and delivered to the Purchaser, and the Purchaser purchased and acquired from the Sellers, all right, title and interest in and to all of the issued and outstanding shares of capital stock of the Company;

B. WHEREAS, pursuant to Section 11.4 of the Agreement, the Agreement may not be amended, modified or supplemented except by written agreement between the Parties; and

C. WHEREAS, the Parties desire to modify the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

1. Each of the defined terms set forth below and in Section 1.1 of the Agreement shall be deleted in their entirety and replace with the following new defined terms:

“Milestone Payment Amounts” means the First PARP Subsequent Payment Amount, if any, the Second PARP Subsequent Payment Amount, if any, the Third PARP Subsequent Payment Amount, if any, the Fourth PARP Subsequent Payment Amount, if any, each Non-PARP Phase 2 Payment Amount, if any, each Non-PARP Phase 3 Payment Amount, if any, each Non-PARP Sublicensing Payment Amount, if any, the Dose Escalation Study Subsequent Payment Amount, if any, and the Non-PARP Sublicensing Clinical Payment Amount, if any.

[***]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Non-PARP Phase 2 Milestone” means [****]

“Non-PARP Phase 2 Payment Amount” means [****]

“Non-PARP Phase 3 Milestone” means [****]

“Non-PARP Phase 3 Payment Amount” means [****]

“Non-PARP Sublicensing Payment Amount” means [****]

“Non-PARP Sublicensing Payment Date” means the fifteenth (15th) Business Day following the Buyer’s receipt of the Future Payment Allocation Schedule relating to the distribution to Equityholders of any Non-PARP Sublicensing Payment Amount in accordance with Section 2.1(l).

2. The following new defined terms shall be added to Section 1.1 of the Agreement:

“Non-PARP Sublicensing Clinical Milestone” means [****]

“Non-PARP Sublicensing Clinical Payment Amount” means [****]

“Non-PARP Sublicensing Clinical Payment Date” means the fifteenth (15th) Business Day following the Buyer’s receipt of the Future Payment Allocation Schedule relating to the distribution to Equityholders of any Non-PARP Sublicensing Clinical Payment Amount in accordance with Section 2.1(n).

3. Subsection (m) of Section 2.1 of the Agreement shall be deleted and replaced with the subsection (m) set forth below and the following new subsection (n) shall be added at the end of Section 2.1 of the Agreement:

(m) the Dose Escalation Study Subsequent Payment Amount, if any, payable on the Dose Escalation Study Subsequent Payment Date (with the portion of the Dose Escalation Study Subsequent Payment Amount that is payable to each Equityholder determined as set forth on a Future Payment Allocation Schedule related to the Dose Escalation Study Subsequent Payment Amount); plus

(n) the Non-PARP Sublicensing Clinical Payment Amount, if any, payable on the Non-PARP Sublicensing Clinical Payment Date (with the portion of each Non-PARP Sublicensing Clinical Payment Amount that is payable to each Equityholder determined as set forth on a Future Payment Allocation Schedule related to such Non-PARP Sublicensing Clinical Payment Amount).

4. Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in the Agreement.

5. Except as expressly set forth in this Amendment, all other terms of the Agreement shall remain in full force and effect and once this Amendment is executed by the parties hereto, all references in the Agreement to “the Agreement” or “this Agreement,” as applicable, shall refer to the Agreement, as modified by this Amendment.

[***]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8. This Amendment shall be construed, interpreted and the rights of the Parties determined in accordance with the laws of the State of Delaware, as applied to agreements among Delaware residents entered into and wholly to be performed within the State of Delaware (without reference to any choice of law rules that would require the application of the laws of any other jurisdiction).

9. This Amendment will apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the parties.

10. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterparts. The exchange of copies of this Amendment and of signature pages by facsimile transmission (whether directly from one facsimile device to another by means of a dial-up connection or whether mediated by the worldwide web), by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or other electronic means shall be deemed to be their original signatures for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BIOMARIN PHARMACEUTICAL INC.

By:	/S/ G. Eric Davis
Name: G. Eric Davis
Title: S.V.P., General Counsel

LEAD THERAPEUTICS, INC.

By:	/S/ G. Eric Davis
Name: G. Eric Davis
Title: Vice President

EQUITYHOLDER REPRESENTATIVE:

By:	/S/_Arthur Pappas
Arthur Pappas, as Equityholder Representative

SIGNATURE PAGE TO FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

SELLERS

PROQUEST INVESTMENTS IV, L.P.
By:	ProQuest Associates IV LLC, its General Partner

By:	/S/ Pasquale DeAngelis
Name:	Pasquale DeAngelis
Title:	Managing Member

PROQUEST MANAGEMENT LLC

By:	/S/ Pasquale DeAngelis
Name:	Pasquale DeAngelis
Title:	Chief Financial Officer and Administrative Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

SELLERS

A. M. PAPPAS LIFE SCIENCE VENTURES III, LP
By:	AMP&A Management III, LLC, its General Partner

By:	/S/ Ford S. Worthy
Name:	Ford S. Worthy
Title:	Partner

PV III CEO FUND, LP
By:	AMP&A Management III, LLC, its General Partner

By:	/S/ Ford S. Worthy
Name:	Ford S. Worthy
Title:	Partner

SIGNATURE PAGE TO FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

SELLERS

MUSTANG VENTURES I, L.P.
By:

By:	/S/ Robert C. McCormack, Jr.
Name:	Robert C. McCormack, Jr.
Title:	Managing Director

SELLERS

CHINA GATEWAY LIFE SCIENCE (HOLDINGS) LTD. (HK)

Print Name:

Michael Hui

Title:

CEO

Signature:

/S/ Michael Hui

Address: Attn: Mr. Michael Hui Chief Executive Officer No. 3 Building, 720 Cailun Road Zhangjiang High Tech Park, Pu Dong New Area Shanghai China

SELLERS

/S/ Sofie Qiao
Shuang (Sofie) Qiao

/S/ Leonard Post
Leonard Post

/S/ Peter Myers
Peter Myers

/S/ Daniel Chu
Daniel Chu

/S/ Charles Hsu
Charles Hsu

/S/ Zhengying Pan
Zhengying Pan

/S/ Xiaoyi Xiao
Xiaoyi Xiao

/S/ David Hanabusa
David Hanabusa